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                                                                    EXHIBIT 99.4

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                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                           TRICO MARINE SERVICES, INC.

                                       AND

                            THE HOLDERS NAMED HEREIN

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                              DATED AS OF [ ], 200_

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                                TABLE OF CONTENTS

                                                                                                                        PAGE
1.       Definitions.............................................................................................          1

2.       Securities Act Shelf Registration.......................................................................          4
          (a)    Shelf Registration..............................................................................          4
          (b)    Effective Registration Statement................................................................          5

3.       Securities Act Registration on Request..................................................................          5
          (a)    Request.........................................................................................          5
          (b)    Registration of Other Securities................................................................          7
          (c)    Registration Statement Form.....................................................................          7
          (d)    Effective Registration Statement................................................................          7
          (e)    Selection of Underwriters.......................................................................          8
          (f)    Priority in Requested Registration..............................................................          8
          (g)    Shelf Registrations.............................................................................          8

4.       Piggyback Registration..................................................................................          8

5.       Expenses................................................................................................         10

6.       Registration Procedures.................................................................................         10

7.       Underwritten Offerings..................................................................................         14
          (a)    Requested Underwritten Offerings................................................................         14
          (b)    Piggyback Underwritten Offerings; Priority......................................................         15
          (c)    Holders of Registrable Common Stock to be Parties to Underwriting Agreement.....................         15
          (d)    Holdback Agreements.............................................................................         16

8.       Preparation; Confidentiality............................................................................         17
          (a)    Preparation.....................................................................................         17
          (b)    Confidentiality.................................................................................         17

9.       Postponements...........................................................................................         17

10.      Indemnification.........................................................................................         18
          (a)    Indemnification by the Company..................................................................         18
          (b)    Indemnification by the Offerors and Sellers.....................................................         19
          (c)    Notices of Losses, etc..........................................................................         20
          (d)    Contribution....................................................................................         20
          (e)    Other Indemnification...........................................................................         21
          (f)    Indemnification Payments........................................................................         21

11.      Registration Rights to Others...........................................................................         21

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
12.      Adjustments Affecting Registrable Common Stock..........................................................         22

13.      Rules 144 and 144A; Public Market for Common Stock......................................................         22

14.      Amendments and Waivers..................................................................................         22

15.      Nominees for Beneficial Owners..........................................................................         23

16.      Assignment..............................................................................................         23

17.      Calculation of Percentage or Number of Shares of Registrable Common Stock...............................         23

18.      Termination of Registration Rights......................................................................         23

19.      Miscellaneous...........................................................................................         24
          (a)    Further Assurances..............................................................................         24
          (b)    Headings........................................................................................         24
          (c)    Conflicting Instructions........................................................................         23
          (d)    Remedies........................................................................................         24
          (e)    Entire Agreement................................................................................         24
          (f)    Notices.........................................................................................         25
          (g)    Governing Law...................................................................................         25
          (h)    Severability....................................................................................         25
          (i)    Counterparts....................................................................................         26

                                       ii

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                          REGISTRATION RIGHTS AGREEMENT

            REGISTRATION RIGHTS AGREEMENT, dated as of [     ], 200_ (this
"Agreement"), by and among TRICO MARINE SERVICES, INC., a Delaware corporation (the "Company"), and the Holders (as hereinafter defined) of Registrable Common Stock (as hereinafter defined) who are signatories to this Agreement.

            This Agreement is being entered into in connection with the acquisition of Common Stock (as hereinafter defined) on or after the Effective Date (as hereinafter defined) by the Original Holders (as hereinafter defined) pursuant to the Plan (as hereinafter defined). Upon the issuance of the Common Stock, each Original Holder will own the number of shares of Common Stock specified with respect to such Original Holder on the signature pages hereto.

            In consideration of the premises and the mutual agreements set forth herein, the parties hereto hereby agree as follows:

      1. Definitions. Unless otherwise defined herein, capitalized terms used herein and in the recitals above shall have the following meanings:

            "10% Holder" means, as of any date of determination, any Holder that owns 10% or more of the Common Stock then outstanding.

            "Affiliate" of a Person means any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such other Person. For purposes of this definition, "control" means the ability of one Person to direct the management and policies of another Person.

            "Agreement" has the meaning set forth in the preamble.

            "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City or Houston, Texas are authorized or required by law to be closed.

            "Commission" means the U.S. Securities and Exchange Commission.

            "Company" has the meaning provided in the preamble.

            "Common Stock" means the shares of common stock, $.01 par value per share, of the Company, as adjusted to reflect any merger, consolidation, recapitalization, reclassification, split-up, stock dividend, rights offering or reverse stock split made, declared or effected with respect to the Common Stock.

            "Company Indemnitee" has the meaning set forth in Section 10(a).

            "Confidential Material" means any and all non-public information, whether provided orally or in writing, concerning or relating to the Company (whether prepared by the Company, its Representatives or otherwise) that (a) (i) in the case of non-public information provided in writing is marked as being confidential or (ii) in the case of non-public information provided orally is identified by the Company at the time of disclosure as being confidential and (b) is furnished to a Holder of Registrable Common Stock or its Representative by or on behalf of the Company pursuant to Section 8(a). "Confidential Material" shall not include information that: (a) is or becomes available to the public generally, other than as a result of disclosure by the relevant Holder or a Representative of such Holder in breach of the terms of this Agreement, or (b) becomes available to the relevant Holder or a Representative of such Holder from a source other than the Company, provided that, the Holder reasonably believes that such source is not bound by a confidentiality agreement with or does not have a contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information.

            "Effective Date" means the effective date of the Plan pursuant to the terms thereof.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations thereunder.

            "Expenses" means all expenses incident to the Company's performance of or compliance with its obligations under this Agreement, including, without limitation, all registration, filing, listing, stock exchange and NASD fees (including, without limitation, all fees and expenses of any "qualified independent underwriter" required by the rules of the NASD), all fees and expenses of complying with state securities or blue sky laws (including the reasonable fees, disbursements and other charges of counsel for the underwriters in connection with blue sky filings), all word processing, duplicating and printing expenses, messenger, telephone and delivery expenses, all rating agency fees, the fees, disbursements and other charges of counsel for the Company and of its independent registered public accountants, including the expenses incurred in connection with any special audits or comfort letters required by or incident to such performance and compliance, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange or national market system on which similar securities issued by the Company are then listed, any reasonable out-of-pocket fees and disbursements of underwriters customarily paid by issuers or sellers of securities, the reasonable fees, disbursements and other charges of one law firm (per registration statement prepared) to the Selling Holders pursuant to a registration under Section 2(a) or Section 3(a) (selected by the Selling Holders holding a majority of the shares of Registrable Common Stock covered by such registration), the fees and expenses of any special experts retained by the Company in connection with such registration, and the fees and expenses of other Persons retained by the Company, but excluding underwriting discounts and commissions and applicable transfer taxes, if any, which discounts, commissions and transfer taxes shall be borne by the Selling Holders in all cases; provided that, if the Company shall, in accordance with Section 4 or Section 9, not register any securities with respect to which it had given written notice of its intention to register to the Holders, notwithstanding anything to the contrary in the foregoing, all reasonable out-of-pocket expenses incurred by Holders in connection with such registration (other than the reasonable fees, disbursements and other charges of counsel other than the one firm of counsel referred to above) shall be deemed to be Expenses; and provided further that, in any case where Expenses are not to be borne by the Company, such Expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters or other expenses for the preparation of financial

                                        2

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statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

            "Holder" means, as of any date of determination, (a) any Original Holder who owns at least 1% of the Common Stock on the date of determination, or
(b) any Person who (i) acquired at least 1% of the Common Stock then outstanding from an Original Holder, (ii) after giving effect to such acquisition owns at least 10% of the Common Stock then outstanding and (iii) has agreed in writing to be bound by the terms of this Agreement in accordance with Section 16.

            "Holder Indemnitee" has the meaning set forth in Section 10(b).

            "Initial Shelf" has the meaning set forth in Section 3(a).

            "Initiating Holder" means at the time of any Initiating Request a 10% Holder.

            "Initiating Holder Group" means two or more Holders that collectively own 10% or more of the Common Stock outstanding at the time of delivery of an Initiating Request.

            "Initiating Request" has the meaning set forth in Section 3(a).

            "Loss" and "Losses" have the meanings set forth in Section 10(a).

            "Material Adverse Change" means (a) any general suspension of trading in securities on any national securities exchange or in the over-the-counter market in the United States of America; (b) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States of America; (c) any other limitation (whether or not voluntary) imposed by any governmental authority of the United States of America that materially affects the extension of credit by U.S. banks or other financial institutions; (d) any material adverse change in the business, assets, condition (financial or otherwise) or prospects of the Company and its subsidiaries taken as a whole; or (e) a 10% or more decline in the Dow Jones Industrial Average, the Standard and Poor's Index of 500 Industrial Companies or the NASDAQ Composite Index, in each case from the date of an Initiating Request.

            "NASD" means the National Association of Securities Dealers, Inc.

            "Non-withdrawing Holders" has the meaning set forth in Section 3(a)(ii)(C).

            "Offering Documents" has the meaning set forth in Section 10(a).

            "Original Holder" means each Person that pursuant to the Plan acquires at least 1% of the shares of Common Stock that are issued and outstanding as of the Effective Date.

            "Person" means any individual, corporation, partnership, firm, joint venture, association, company, trust, unincorporated organization, governmental or regulatory body or subdivision thereof or other entity.

            "Piggyback Registration" has the meaning set forth in Section 4.

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            "Piggyback Requesting Holder" has the meaning set forth in Section
4.

            "Plan" means the Prepackaged Joint Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code for the Company and certain of its domestic subsidiaries, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

            "Public Offering" means a public offering of Common Stock pursuant to an effective registration statement under the Securities Act.

            "Registrable Common Stock" means any of the Common Stock owned by the Holders from time to time, provided, however, that a share of Common Stock will cease to be a share of Registrable Common Stock if (a) a registration statement covering such Registrable Common Stock has been declared effective by the Commission and such share of Registrable Common Stock has been sold or disposed of pursuant to such effective registration statement, or (b) such share of Registrable Common Stock has been sold or disposed of pursuant to Rule 144 (or any successor rule) under the Securities Act; (c) such share of Registrable Common Stock has been Transferred to a Person who is not (and does not become as a result of such Transfer) a Holder; or (d) such share of Registrable Common Stock is held by the Company or any of its subsidiaries.

            "Representative" has the meaning set forth in Section 8(b).

            "Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations thereunder.

            "Selling Holder" means a Holder who is selling Registrable Common Stock requested to be registered pursuant to this Agreement

            "Shelf Registration" has the meaning set forth in Section 2(a).

            "Shelf Registration Statement" has the meaning set forth in Section 2(a).

            "Subsequent Defect" has the meaning set forth in Section 2(b).

            "Transfer" means any transfer, sale, assignment, pledge, hypothecation or other disposition of any interest. "Transferor" and "Transferee" have correlative meanings.

            "Withdrawal Notice" has the meaning set forth in Section 18.

            In this Agreement, all references to "ownership" of Common Stock or Registrable Common Stock shall be deemed to mean the beneficial ownership of Common Stock or Registrable Common Stock, unless otherwise specified.

      2.    Securities Act Shelf Registration.

            (a) Shelf Registration. On or before the later of (i) the date that is 30 days after the Effective Date or (ii) April 30, 2004, the Company shall prepare and file a shelf registration

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statement (a "Shelf Registration Statement") for registration pursuant to Rule
415 promulgated under the Securities Act (a "Shelf Registration") of the sale from time to time by the Holders of any or all shares of the Registrable Common Stock. The Company shall use commercially reasonable efforts to have such Shelf Registration Statement thereafter declared effective by the Commission within 15 days after the Company receives an initial comment letter from the staff of the Commission relating to such Shelf Registration Statement. Subject to Section 9(b), the Company agrees to use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the earlier to occur of (i) the second anniversary of the date such Shelf Registration Statement initially is declared effective by the Commission (plus a number of Business Days equal to the number of days, if any, that the Shelf Registration Statement is not kept effective after the initial date of its effectiveness and prior to the second anniversary thereof), (ii) the day after the date on which all of the Registrable Common Stock covered by the Shelf Registration Statement has been sold pursuant to the Shelf Registration Statement or (iii) the first date on which there shall cease to be any Registrable Common Stock. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration or by the Securities Act for shelf registration, and the Company agrees to furnish to the Holders whose Registrable Common Stock is included in such Shelf Registration Statement copies of any such supplement or amendment promptly after its being issued or filed with the Commission.

            (b) Effective Registration Statement(i). A Shelf Registration pursuant to Section 2(a) shall not be deemed to have been effected if (i) the Shelf Registration Statement with respect thereto has not been declared effective by the Commission, or (ii) after such Shelf Registration Statement has become effective, any stop order, injunction or other order or requirement of the Commission or other governmental or regulatory agency or court prohibits the use of such Registration Statement for any reason other than a violation of applicable law solely by any Holder (a "Subsequent Defect") and the Company fails to remove such Subsequent Defect within 90 days after the imposition of such Subsequent Defect.

      3.    Securities Act Registration on Request.

            (a) Request. At any time and from time to time after the expiration (in accordance with Section 2(a)) or cessation for a period of 90 days of the effectiveness of the Shelf Registration Statement filed by the Company pursuant to Section 2(a) (the "Initial Shelf") and until the Company's obligations hereunder with respect to the registration of Registrable Common Stock have terminated pursuant to Section 18, any Initiating Holder or Initiating Holder Group may make a written request (an "Initiating Request") to the Company for the registration with the Commission under the Securities Act of all or part of the Registrable Common Stock owned by such Initiating Holder or Initiating Holder Group, which request shall specify the number of shares of Registrable Common Stock to be disposed of by such Initiating Holder or Initiating Holder Group and the proposed plan of distribution of such shares. Upon the receipt of any Initiating Request for registration pursuant to this Section 3(a), the Company will promptly (and in any event within 10 Business Days after receipt of such Initiating Request) notify in writing all other Holders of the receipt of such request and, subject to Section 9(b), will use commercially

                                        5

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reasonable efforts to effect, at the earliest practicable date, such registration under the Securities Act, of

                  (i) the Registrable Common Stock that the Company has been so requested to register by such Initiating Holder or Initiating Holder Group; and

                  (ii) all other Registrable Common Stock that the Company has been requested to register by any other Holders by written request given to the Company within 30 days after the giving of written notice by the Company to such other Holders of the Initiating Request, all to the extent necessary to permit the proposed method of disposition of the Registrable Common Stock so to be registered; provided, that,

                        (A) the Company shall not be required to effect more
            than a total of three registrations pursuant to this Section 3(a) for all Holders of Registrable Common Stock;

                        (B) if the Company shall have previously effected a
            registration pursuant to Section 2 or this Section 3(a), or shall have previously effected a registration of a Public Offering of which notice has been given to the Holders pursuant to Section 4, the Company shall not be required to effect any registration pursuant to this Section 3(a) until a period of 180 days shall have elapsed from the date on which such previous registration ceased to be effective;

                        (C) any Initiating Holder or Initiating Holder Group (at
            the request of those members of such Initiating Holder Group owning a majority of the shares of Registrable Common Stock owned by all members of such Initiating Holder Group) whose Registrable Common Stock was to be included in any such registration pursuant to this
            Section 3(a), may, by written notice received by the Company before the filing of a registration statement pursuant to this Section 3(a), withdraw its Initiating Request. Upon receipt of such withdrawal notice, the Company shall not effect such registration; provided that, (i) if the members of an Initiating Holder Group that have not requested withdrawal of an Initiating Request collectively own and wish the Company to register the offering of 10% or more of the shares of Registrable Common Stock outstanding at the time of delivery of the Initiating Request (the "Non-withdrawing Holders"), the Company shall effect a registration that includes only such shares of Registrable Common Stock owned by the Non-withdrawing Holders and such registration shall count as one of the permitted registrations pursuant to paragraph (A) above; and (ii) a requested registration that is not effected as a result of the withdrawal of an Initiating Request by the Initiating Holder or Initiating Holder Group, as the case may be, pursuant to this paragraph (C) will count as one of the permitted registrations pursuant to paragraph (A) above unless (x) the Initiating Holder or Initiating Holder Group elects to pay or reimburse the Company for all Expenses incurred in connection with such requested registration or (y) such Initiating Request is withdrawn (1) at the request of the Company, (2) because of a breach by the

                                        6

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            Company of any of its obligations under this Agreement, or (3)
            within 10 Business Days after the occurrence of a Material Adverse Change; and

                        (D) the Company is not required to effect any
            registration pursuant to this Section 3(a) unless at least 10% of the shares of Registrable Common Stock outstanding at the time of such Initiating Request is to be included in such registration.

Subject to Section 9(b), the Company agrees to use commercially reasonable efforts to keep each registration statement effected pursuant to this Section 3(a) continuously effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the disposition of Registrable Common Stock covered by such registration statement until the earliest of (i) such time as all of such Registrable Common Stock has been disposed of in accordance with such registration statement, (ii) there shall cease to be any Registrable Common Stock, or (iii) 120 days after such registration statement has been declared effective (plus a number of Business Days equal to the number of days, if any, that such registration statement is not kept effective after the initial date of its effectiveness and prior to 120 days thereafter), provided that, with respect to any Shelf Registration such period shall extend for the period provided for in Section 3(g).

            (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to Section 3(a), no securities other than (i) Registrable Common Stock and (ii) subject to Section 3(f), Common Stock to be sold by the Company for its own account shall be included among the securities covered by such registration unless (A) the Selling Holders holding not less than a majority of the shares of Registrable Common Stock to be covered by such registration shall have consented in writing to the inclusion of such other securities and (B) the Company consents to the inclusion of such other securities.

            (c) Registration Statement Form. Registrations under Section 3(a) shall be on such appropriate registration form prescribed by the Commission under the Securities Act as shall be selected by the Company and which form shall be available for the sale of the Registrable Common Stock to be registered thereunder in accordance with the method of distribution thereof proposed by the Initiating Holder or Initiating Holder Group. The Company agrees to include in any such registration statement filed pursuant to Section 3(a) all information relating to the Selling Holders and the proposed method of distribution of the Registrable Common Stock to be registered thereunder that counsel for the Selling Holders holding a majority of the shares of Registrable Common Stock covered by such registration shall advise is legally required to be included. The Company may, if permitted by law, effect any registration requested under this Section 3 by the filing of a registration statement on Form S-3 (or any successor or similar short form registration statement that the Commission may adopt).

            (d) Effective Registration Statement. A registration requested pursuant to Section 3(a) shall not be deemed to have been effected if:

                  (i) a registration statement with respect thereto has not been declared effective by the Commission;

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                  (ii) if, after such registration statement has become
      effective, a Subsequent Defect prevents the use of such registration statement for the offer and sale of Registrable Common Stock and the Company fails to remove such Subsequent Defect within 90 days after the imposition of such Subsequent Defect; or

                  (iii) if, in the case of an underwritten offering, the conditions to closing specified in an underwriting agreement to which the Company is a party are not satisfied (other than solely by reason of any breach or failure by any Selling Holder) or waived.

            (e) Selection of Underwriters. The underwriter or underwriters of each underwritten Public Offering, if any, of the Registrable Common Stock to be registered pursuant to Section 2(a) or Section 3(a) shall be selected by the Selling Holders owning at least a majority of the shares of Registrable Common Stock to be registered, subject to approval by the Company, which approval shall not be unreasonably withheld, delayed or conditioned.

            (f) Priority in Requested Registration. If a registration under
Section 3(a) involves an underwritten Public Offering, and the managing underwriter of such underwritten Public Offering shall advise the Company in writing (with a copy to each Selling Holder requesting that Registrable Common Stock be included in such registration statement) that, in its opinion, the number of shares of Registrable Common Stock requested to be included in such registration exceeds the number of shares of Registrable Common Stock that can be sold in such Public Offering within a price range stated to such managing underwriter by Selling Holders owning at least a majority of the shares of Registrable Common Stock requested to be included in such registration to be acceptable to such Selling Holders, the Company shall include in such registration, to the extent of the number of shares of Registrable Common Stock that the Company is advised can be sold in such Public Offering, all Registrable Common Stock requested to be registered pursuant to Section 3(a), pro rata among the Selling Holders on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Selling Holders, and no other securities, whether to be sold by the Company or any other Person.

            (g) Shelf Registrations. If a demand made pursuant to Section 3(a) is for a Shelf Registration, the period for which such Shelf Registration Statement must remain effective shall be the period of time specified in the Initiating Request, but in any event not more than one year from the date on which such Shelf Registration Statement initially is declared effective by the Commission (plus a number of Business Days equal to the number of days, if any, that the Shelf Registration Statement is not kept effective after the initial date of its effectiveness and prior to such first year anniversary thereof).

      4. Piggyback Registration. If the Company, at any time when a Shelf Registration Statement covering all outstanding shares of Registrable Common Stock is not effective, proposes to register any of its securities under the Securities Act by registration on any form (other than a registration statement
(i) on Form S-4, Form S-8 or any successor forms or (ii) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), whether for its own account, for the account of any of its securityholders or otherwise, the Company shall give written notice to all of the Holders as soon as reasonably practicable (and in any event at least 30 days prior to such proposed registration) of such proposed registration, and such notice shall offer the Holders the opportunity to register such number of shares of Registrable

Common Stock as each such Holder may request in accordance with the provisions of this Section 4 (a "Piggyback Registration"). Such notice shall include a range of expected public offering prices of the Common Stock included in such proposed registration; provided, however, that if the managing underwriter has not then advised the Company of such a range, then the Company shall notify the Holders in writing as promptly as practicable after the Company receives such advice from the managing underwriter; and provided, further, that, if prior to the date on which the securities to be offered are priced, the managing underwriter notifies the Company of a change in the price range within which the managing underwriter believes the Common Stock will be sold, the Company shall so notify the Holders in writing. Upon the written request of any Holder receiving notice of such proposed registration (a "Piggyback Requesting Holder") made within 15 days after the receipt of any such notice (10 days if the Company states in such written notice or gives telephonic notice to the relevant Holder, with written confirmation to follow promptly thereafter, stating that (a) such registration will be on Form S-3 (or any successor or similar short form registration statement that the Commission may adopt) and (b) such shorter period of time is required because of a planned filing date), which request shall specify the Registrable Common Stock intended to be disposed of by such Piggyback Requesting Holder, the Company shall, subject to Section 7(b), be required to permit the Registrable Common Stock requested to be included in a Piggyback Registration to be included on the same terms and conditions as any other securities included therein; provided, that,

                  (i) any Piggyback Requesting Holder shall have the right to withdraw its request to have its Registrable Common Stock included in such registration statement, by delivery of written notice of such withdrawal to the Company prior to the effective date of such registration statement, without prejudice to the rights of any Holder to include Registrable Common Stock in any future registration (or registrations) pursuant to this Section 4 or to cause such registration to be effected as a registration under Section 3(a), as the case may be; and

                  (ii) if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Piggyback Requesting Holder and (A) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Common Stock in connection with such registration (but not from any obligation of the Company to pay the Expenses in connection therewith), without prejudice, however, to the rights of any Holder to include Registrable Common Stock in any future registration (or registrations) pursuant to this Section 4 or to cause such registration to be effected as a registration under Section 3(a), as the case may be, and (B) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Common Stock, for the same period as the delay in registering such other securities.

            No registration effected under this Section 4 shall relieve the Company of its obligation to effect any registration upon request under Section 3(a) and no registration effected pursuant to this Section 4 shall be deemed to have been effected pursuant to Section 3(a).

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

      5. Expenses. Except as otherwise provided in Section 3(a)(ii)(C), the Company shall pay all Expenses in connection with any registration initiated pursuant to Sections 2(a), 3(a) or 4, whether or not such registration shall become effective and whether or not all or any portion of the shares of Registrable Common Stock originally requested to be included in such registration are ultimately included in such registration.

      6. Registration Procedures. If and whenever the Company is required or elects to effect any registration under the Securities Act as provided in Sections 2(a), 3(a) and 4 hereof, the Company shall, as expeditiously as possible:

            (a) subject to Section 3(a)(ii)(B), prepare and file with the Commission (promptly and, in the case of any registration pursuant to Section 3(a), in any event on or before the date that is (i) 90 days after the end of the period within which requests for registration may be given to the Company pursuant to Section 3(a)(ii), or (ii) if, as of such 90th day, the Company does not have the audited financial statements required to be included in the registration statement, 30 days after the receipt by the Company from its independent registered public accountants of such accountants' signed report on such audited financial statements, which the Company shall use commercially reasonable efforts to obtain as promptly as practicable) the requisite registration statement to effect such registration and thereafter use commercially reasonable efforts to cause such registration statement to become and remain effective for (x) the period specified Section 2(a) in the case of the Initial Shelf, (ii) 120 days in the case of a registration pursuant to Section 3(a) other than a Shelf Registration or a registration pursuant to Section 4 or (iii) the period specified in Section 3(g) in the case of a Shelf Registration other than the Initial Shelf; provided, however, that the Company may discontinue any registration of its securities that are not shares of Registrable Common Stock (and, under the circumstances specified in Sections 4 and 9(b), its securities that are shares of Registrable Common Stock) at any time prior to the effective date of the registration statement relating thereto;

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Common Stock covered by such registration statement until such time as (i) all of such Registrable Common Stock has been disposed of in accordance with the method of disposition set forth in such registration statement or (ii) such Registrable Common Stock ceases to be Registrable Common Stock; provided, that, except with respect to any Shelf Registration, such period need not extend beyond 120 days after the effective date of the registration statement; and provided, further, that with respect to the Initial Shelf, such period need not extend beyond the applicable period provided for in Section 2(a) and, with respect to any Shelf Registration other than the Initial Shelf, such period need not exceed the applicable period provided for in Section 3(g);

            (c) furnish to each Selling Holder and each underwriter, if any, such number of copies of such drafts and final conformed versions of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and any documents incorporated by reference), such number of copies of such drafts and final versions of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed pursuant to Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Selling Holders or any underwriter may reasonably request in writing;

            (d) use commercially reasonable efforts (i) to register or qualify all Registrable Common Stock and other securities, if any, covered by such registration statement under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the Selling Holders shall reasonably request in writing, (ii) to keep such registrations or qualifications in effect for so long as such registration statement remains in effect and (iii) to take any other action that may be necessary or reasonably advisable to enable such Selling Holders to consummate the disposition in such jurisdictions of the securities to be sold by such Selling Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 6(d) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

            (e) use commercially reasonable efforts to cause all shares of Registrable Common Stock and other securities, if any, covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Selling Holder or Selling Holders to enable the Selling Holder or Selling Holders to consummate the disposition of such Registrable Common Stock;

            (f) use commercially reasonable efforts to obtain and, if obtained, furnish to each Selling Holder, and each underwriter, if any, a signed copy, addressed to each such Selling Holder and each underwriter, of:

                  (i) an opinion or opinions of counsel for the Company, dated the effective date of such registration statement (and, if such registration involves an underwritten offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory (based on the form and substance of opinions of issuers' counsel customarily given in such an offering) in form and substance to such Selling Holder and underwriter, and

                  (ii) a comfort letter or comfort letters, dated the effective date of such registration statement (and, if such registration involves an underwritten offering, dated the date of the closing under the underwriting agreement) and signed by the independent registered public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, reasonably satisfactory (based on the form and substance of comfort letters of issuers' independent registered public accountants customarily given in such an offering) in form and substance to such Selling Holder and underwriter, in each case, covering such matters as are customarily covered in opinions of issuers' counsel and in accountants' comfort letters delivered to underwriters in underwritten public offerings of securities;

            (g) notify each Selling Holder and the managing underwriter or underwriters, if any, promptly, and confirm such advice promptly in writing thereafter (i) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement and any post-effective amendment, when the same has become effective; (ii) of any request by the Commission for amendments or supplements to the registration statement or prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose; (iv) if at any time any of the representations and warranties of the Company made as contemplated by Section 7(a) ceases to be true and correct; and (v) of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any Registrable Common Stock for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

            (h) notify each Selling Holder and the managing underwriter or underwriters, if any, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, at the written request of any such Selling Holder or underwriter, promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the securities covered by such registration statement, such prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, if the Company shall give such notice, the Company shall extend the period for which such registration shall remain effective by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to the Selling Holders and underwriters such supplemented or amended prospectus;

            (i) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement relating to the Registrable Common Stock at the earliest possible moment;

            (j) otherwise comply with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering; make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
      Section 11(a) of the Securities Act and Rule 158 promulgated thereunder; and furnish to counsel for the Selling Holders and to the managing underwriter or managing underwriters, if any, promptly after the filing thereof with the Commission a copy of any amendment or supplement to such registration statement or prospectus;;

            (k) use commercially reasonable efforts to cause all shares of Registrable Common Stock covered by a registration statement to be listed or quoted on each securities exchange or inter-dealer automated quotation system on which similar securities issued by the Company are then listed or quoted;

            (l) provide and maintain a transfer agent and registrar for the shares of Registrable Common Stock covered by a registration statement from and after a date no later than the effective date thereof;

            (m) enter into such customary agreements (including, in the case of an underwritten offering, an underwriting agreement in customary form) and take such other actions as the Selling Holders holding a majority of the shares of Registrable Common Stock covered by such registration statement shall reasonably request in order to expedite or facilitate the disposition of such Registrable Common Stock;

            (n) if requested by the managing underwriter or the Selling Holders holding a majority of the shares of Registrable Common Stock being sold in connection with an underwritten Public Offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or the Selling Holders holding a majority of the Registrable Common Stock being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Common Stock (which information such Selling Holders furnish in writing to the Company specifically stating that it is for use in such prospectus supplement or post-effective amendment), including without limitation, information with respect to the number of shares of Registrable Common Stock being sold to such underwriters, the purchase price being paid therefore by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Common Stock to be sold in such offering, and make all required filings of such prospectus supplement or post-effective amendment promptly after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

            (o) if requested by the Selling Holders holding a majority of the shares of Registrable Common Stock being sold, cooperate with the Selling Holders and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing the shares of Registrable Common Stock to be sold and not bearing any restrictive legends, and enable such Registrable Common Stock to be in such share amounts and registered in such names as the managing underwriter or, if none, the Selling Holders holding a majority of the shares of Registrable Common Stock being sold, may request at least three Business Days prior to any sale of Registrable Common Stock to the underwriters; and

            (p) cause representatives of the Company to participate in any "road show" or "road shows" reasonably requested by any managing underwriter of an underwritten Public Offering of Registrable Common Stock.

            As a condition to the obligations of the Company to effect any registration pursuant to this Agreement with respect to the Registrable Common Stock of a Selling Holder, such Selling Holder must furnish to the Company in writing such information regarding itself, the Registrable Common Stock held by it and the intended methods of disposition of the Registrable Common Stock held by it as is necessary to effect the registration of such Selling Holder's Registrable Common Stock and is requested in writing by the Company. At least 30 days prior to the first anticipated filing date of a registration statement for any registration under this Agreement, the Company will notify in writing each Holder of the information referred to in the preceding sentence that the Company is requesting from that Holder whether or not such Holder has elected to have any of its Registrable Common Stock included in the registration statement. If, within 10 days prior to the anticipated filing date, the Company has not received the requested information from a Holder, then the Company may file the Registration Statement without including the shares of Registrable Common Stock of that Holder.

            Each Holder agrees that as of the date that a final prospectus is made available to it for distribution to prospective purchasers of Registrable Common Stock it shall cease to distribute copies of any preliminary prospectus prepared in connection with the offer and sale of such Registrable Common Stock. Each Holder further agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(h), such Holder shall immediately discontinue such Holder's disposition of Registrable Common Stock pursuant to the registration statement relating to such Registrable Common Stock until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(h) and, if so directed by the Company, shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Common Stock current at the time of receipt of such notice. If any event of the kind described in Section 6(h) occurs and such event is the fault solely of a Selling Holder (or Selling Holders), such Selling Holder (or Selling Holders) shall pay all Expenses attributable to the preparation, filing and delivery of any supplemented or amended prospectus contemplated by Section 6(h).

      7.    Underwritten Offerings.

            (a) Requested Underwritten Offerings. If requested by the underwriters in connection with a registration of an underwritten Public Offering under Section 2(a) or a request for a registration under Section 3(a), the Company shall enter into a firm commitment underwriting agreement with such underwriters for such Public Offering, such agreement to be reasonably satisfactory in substance and form to the Company, the Selling Holders holding a majority of the shares of Registrable Common Stock included in such registration and the underwriters and to contain such representations and warranties by the Company and the Selling Holders and such other terms as are customary in agreements of that type, including, without limitation, indemnification and contribution to the effect and to the extent provided in Section 10.

            (b) Piggyback Underwritten Offerings; Priority.

                  (i) If the Company proposes to register any of its securities under the Securities Act for its own account as contemplated by Section 4 and such securities are to be distributed by or through one or more underwriters, and if the managing underwriter of such underwritten offering shall advise the Company in writing (with a copy to the Piggyback Requesting Holders) that if all the Registrable Common Stock requested to be included in such registration were so included, then, in its opinion, the number and type of securities proposed to be included in such registration would exceed the number and type of securities that could be sold in such offering within a price range acceptable to the Company, then the Company shall include in such registration pursuant to Section 4, to the extent of the number and type of securities that the Company is so advised can be sold in such offering, (A) first, securities that the Company proposes to issue and sell for its own account, (B) second, Registrable Common Stock requested to be registered by Piggyback Requesting Holders pursuant to Section 4, pro rata among the Piggyback Requesting Holders on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Piggyback Requesting Holders and (C) third, other securities, if any.

                  (ii) In the case of any other registration contemplated by
      Section 4 involving an underwritten offering, if the managing underwriter of such underwritten offering shall advise the Company in writing (with a copy to the Piggyback Requesting Holders) that if all Registrable Common Stock requested to be included in such registration were so included, then, in its opinion, the number and type of securities proposed to be included in such registration would exceed the number and type of securities that could be sold in such offering within a price range stated to such managing underwriter by Selling Holders owning at least a majority of the shares of Registrable Common Stock requested to be included in such registration to be acceptable to such Selling Holders, then the Company shall include in such registration pursuant to Section 4, to the extent of the number and type of securities that the Company is so advised can be sold in such offering, (i) first, Registrable Common Stock requested to be registered by Piggyback Requesting Holders pursuant to Section 4, pro rata among the Piggyback Requesting Holders on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Piggyback Requesting Holders, (ii) securities that the Company proposed to issue and sell for its own account and (iii) third, other securities.

            Any Holder may withdraw its request to have all or any portion of its Registrable Common Stock included in any such offering by notice to the Company at any time after receipt of a copy of a notice from the managing underwriter pursuant to this Section 7(b) and prior to the effective date of such registration statement.

            (c) Holders of Registrable Common Stock to be Parties to Underwriting Agreement. The Holders of Registrable Common Stock to be distributed by underwriters in an underwritten offering contemplated by Section 2(a), 3 or 4 shall be parties to the underwriting agreement between the Company and such underwriters and any such Holder, at its option, may reasonably require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. No such Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Common Stock and such Holder's intended method of distribution.

            (d) Holdback Agreements. Each Holder agrees, unless otherwise agreed to by the managing underwriter for any underwritten offering pursuant to this Agreement, not to effect any sale or distribution of any equity securities of the Company or securities convertible into or exchangeable or exercisable for equity securities of the Company, including any sale under Rule 144 under the Securities Act, during the period commencing 10 days prior to the date on which an underwritten offering of Common Stock pursuant to Section 2(a), 3 or 4 (whether or not, in the case of an underwritten offering pursuant to Section 4, such offering includes Registrable Common Stock held by Piggyback Requesting Holders) commences and until 90 days after the date on which a prospectus is filed with the Commission with respect to the pricing of such underwritten offering (or such shorter period as the underwriters may require), except as part of such underwritten offering or to the extent that such Holder is prohibited by applicable law from agreeing to withhold securities from sale or is acting in its capacity as a fiduciary or an investment adviser. A Holder that is prohibited by applicable law from agreeing to withhold securities from sale or is acting in its capacity as a fiduciary or an investment adviser shall, if requested by the Company not more than 30 days before the commencement of such an underwritten offering, notify the Company in writing of such prohibition at least 10 days before the commencement of such underwritten offering. Without limiting the scope of the term "fiduciary," a Holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the securities proposed to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended, or if such securities are held in a separate account under applicable insurance law or regulation.

            The Company agrees (i) not to sell, make any short sale of, loan, grant any option for the purchase of (other than employee stock options), or effect any public offering or distribution of any equity securities of the Company, or securities convertible into or exchangeable or exercisable for equity securities of the Company, during the period commencing 10 days prior to the date on which an underwritten offering pursuant to Section 2(a), 3 or 4 (which, in the case of an underwritten offering pursuant to Section 4, includes Registrable Common Stock held by Piggyback Requesting Holders) and commences until 90 days after the date on which a prospectus is filed with the Commission with respect to the pricing of such underwritten offering (or such shorter period as the underwriters may require), except as part of such underwritten offering, and (ii) to use commercially reasonable efforts to cause each holder of any equity securities, or securities convertible into or exchangeable or exercisable for equity securities, in each case, acquired from the Company at any time after the Effective Date (other than in a Public Offering or pursuant to an employee benefits plan), to agree not to sell, make any short sale of, loan, grant any option for the purchase of, or effect any public offering or distribution of such securities, during such period.

      8.    Preparation; Confidentiality.

            (a) Preparation In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company shall (i) give representatives (designated to the Company in writing) of each Selling Holder or group of Selling Holders holding at least 20% of the shares of Registrable Common Stock registered under such registration statement, the underwriters, if any, and one firm of counsel, one firm of accountants and one firm of other agents retained on behalf of all underwriters and one firm of counsel, one firm of accountants and one firm of other agents retained on behalf of the Selling Holders holding a majority of the shares of Registrable Common Stock covered by such registration statement, the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, (ii) upon reasonable advance notice to the Company, give each of them such reasonable access to all financial and other records, corporate documents and properties of the Company and its subsidiaries, as shall be necessary, in the reasonable opinion of such Selling Holders' and such underwriters' counsel, to conduct a reasonable due diligence investigation for purposes of the Securities Act, and (iii) upon reasonable advance notice to the Company, provide such reasonable opportunities to discuss the business of the Company with its officers, directors, employees and the independent registered public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such Selling Holders' and such underwriters' counsel, to conduct a reasonable due diligence investigation for purposes of the Securities Act.

            (b) Confidentiality.(i)

                  (i) Each Holder shall and shall use commercially reasonable efforts to cause its directors, officers, partners, managers, members, employees, advisors, agents and other representatives, including without limitation attorneys, accountants, consultants and financial advisors (collectively, "Representatives") to maintain the confidentiality of and not to disclose any Confidential Material; provided, however, that a Holder may disclose Confidential Material (A) to such of its Representatives who need such information in connection with advising such Holder with respect to its investment in securities of the Company, or (B) to the extent required by applicable law, regulation, legal process or court order or requested by regulatory authority.

                  (ii) If any Holder shall specify in a request delivered pursuant to Section 3(a)(ii) or 4 that such Holder does not wish to receive any Confidential Material, except as set forth in such request, then the Company shall not deliver to such Holder any such Confidential Material. Each Holder shall be bound by this Section 8(b) and shall remain bound until the earlier of (A) the third anniversary of the date on which such Holder is no longer a party to this Agreement, and (B) the first date on which the Confidential Material received by such Holder ceases to be Confidential Material.

      9.    Postponements.

            (a) If the Company shall fail to file any registration statement required to be filed pursuant to a request for registration under Section 3(a), the Initiating Holder or Initiating

Holder Group requesting such registration shall have the right to withdraw the request for registration if such withdrawal is made by the Holders that own a majority of the shares of Registrable Common Stock as to which registration had been requested. Any such withdrawal shall be made by giving written notice to the Company within 20 days after the date on which a registration statement would otherwise have been required to have been filed with the Commission under
Section 3 (i.e., 20 days after the date that is 90 days after the conclusion of the period within which requests for registration may be given to the Company pursuant to Section 3(a)(ii), or, if, as of such 90th day, the Company does not have the financial statements required to be included in the registration statement, 30 days after the receipt by the Company from its independent registered public accountants of such financial statements). In the event of such withdrawal, the request for registration shall not be counted for purposes of determining the number of registrations to which Holders are entitled pursuant to Section 3(a). The Company shall pay all Expenses incurred in connection with a request for registration withdrawn pursuant to this Section 9(a).

            (b) The Company shall not be obligated to file any registration statement (other than the Initial Shelf), or file any amendment or supplement to any registration statement, and may suspend any Selling Holder's rights to make sales pursuant to any effective registration statement, at any time when the Company, in the good faith judgment of its Board of Directors, reasonably determines that the filing thereof at the time requested, or the offering of securities pursuant thereto, would adversely affect a pending or proposed offering of the Company's securities, a material financing, or a material acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or negotiations, discussions or pending proposals with respect thereto. The Company shall promptly give the Selling Holders written notice that such determination has been made by the Board of Directors, the general basis on which such determination has been made and an estimate of the anticipated duration of the delay. The filing of a registration statement, or any amendment or supplement thereto, by the Company cannot be deferred, and the Selling Holders' rights to make sales pursuant to an effective registration statement cannot be suspended, pursuant to this Section 9(b) for more than 10 days after the abandonment or consummation of any of the foregoing proposals or transactions. The Company may so defer or suspend the filing or use of any registration statement on not more than two occasions in any twelve month period and for no more than 120 days in any twelve month period, provided, that, after deferring or suspending the filing or use of any registration statement, the Company may not again defer or suspend the filing or use of a registration statement until at least 60 days have elapsed after the termination of a deferral or suspension period. The Company shall promptly notify each Selling Holder of the expiration or earlier termination of such deferral or suspension period. If the Company suspends any Selling Holder's rights to make sales pursuant to this Section 9(b), the applicable period during which a registration statement is required pursuant to Section 2 or 3 to remain in effect shall be extended by the number of days of such suspension.

      10.   Indemnification.

            (a) Indemnification by the Company. In connection with any registration statement filed by the Company pursuant to Section 2(a), 3(a) or 4, the Company shall, and hereby agrees to, indemnify and hold harmless to the fullest extent permitted by law, each Holder, each Person who participates as an underwriter in the offering or sale of securities covered by such registration statement, each other Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) any such Holder or underwriter, and their respective stockholders, directors, officers, employees, partners, members, managers, accountants, attorneys, agents, Affiliates and, in the case of any Holder that is an investment company or hedge fund, such Holder's investment advisors (each, a "Company Indemnitee"), against any losses, claims, damages, liabilities, joint or several, actions or proceedings, whether commenced or threatened, in respect thereof and whether or not such Company Indemnitee is a party thereto, and expenses, including, without limitation, the reasonable fees, disbursements and other charges of legal counsel and reasonable out-of-pocket costs of investigation and defense, to which such Company Indemnitee may become subject under the Securities Act or otherwise (collectively, a "Loss" or "Losses"), insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which securities were registered or otherwise offered or sold under the Securities Act or otherwise, any preliminary prospectus, final prospectus or summary prospectus related thereto, any amendment or supplement thereto, any exhibits to such registration statement or documents or other information incorporated by reference into such registration statement or prospectus (collectively, the "Offering Documents"), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances in which they were made not misleading, or any violation by the Company of any federal or state law, rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration; provided, that, the Company shall not be liable to any Company Indemnitee in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Offering Documents in reliance upon and in conformity with information furnished by such Company Indemnitee to the Company in a writing specifically stating that it is for use in any such Offering Document; and provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Common Stock or any other Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, in any such case to the extent that any such Loss arises out of such Person's failure to send or give a copy of the final prospectus (including any documents incorporated by reference therein), as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Common Stock to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnitee and shall survive the transfer of such securities by such Company Indemnitee.

            (b) Indemnification by the Offerors and Sellers. In connection with any registration statement filed by the Company pursuant to Section 2(a), 3(a) or 4 in which a Selling Holder has registered for sale Registrable Common Stock, each such Selling Holder, severally and not jointly, shall and hereby agrees to indemnify and hold harmless to the fullest extent permitted by law the Company and each of its stockholders, directors, officers, employees, partners, accountants, attorneys, agents and Affiliates, each other Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, each other Selling Holder, each other Selling Holder's stockholders, directors, officers, employees, partners, members, managers, accountants, attorneys, agents, Affiliates, and, in the case of any Holder that is an investment company or hedge fund, such Holder's investment advisors, and each other Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such other Selling Holder (each, a "Holder Indemnitee"), against all Losses insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Offering Documents or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of circumstances in which they were made not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished by such Selling Holder to the Company in a writing duly specifically stating that it is for use in any such Offering Document; provided, however, that the liability of such indemnifying party under this Section 10(b) shall be limited to the amount of the net proceeds received by such indemnifying party in the sale of Registrable Common Stock giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Holder Indemnitee and shall survive the transfer of such securities by such indemnifying party.

            (c) Notices of Losses, etc. Promptly after receipt by an indemnified party of written notice of the commencement of any action or proceeding involving a Loss referred to in Section 10(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 10(a) or (b), except to the extent that the indemnifying party is materially and actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Loss, to assume and control the defense thereof, in each case at its own expense, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after its assumption of the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof. No indemnifying party shall be liable for any settlement of any such action or proceeding effected without its written consent, which shall not be unreasonably withheld, delayed or conditioned. No indemnifying party shall, without the consent of the indemnified party (which consent shall not be unreasonably withheld, delayed or conditioned), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Loss or that requires action on the part of such indemnified party or otherwise subjects the indemnified party to any obligation or restriction to which it would not otherwise be subject.

            (d) Contribution. If the indemnification provided for in this
Section 10 shall for any reason be unavailable to an indemnified party under
Section 10(a) or (b) in respect of any

Loss, then, in lieu of the amount paid or payable under Section 10(a) or (b), the indemnified party and the indemnifying party under Section 10(a) or (b) shall contribute to the aggregate Losses (including legal or other expenses reasonably incurred in connection with investigating the same) (i) in such proportion as is appropriate to reflect the relative fault of the Company and the respective Selling Holders that resulted in such Loss or action in respect thereof, with respect to the statements, omissions or actions that resulted in such Loss or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and such respective Selling Holders, on the other hand, from their sale of Registrable Common Stock; provided, that, for purposes of this clause (ii), the relative benefits received by the respective Selling Holders shall be deemed not to exceed the amount received by such Selling Holders. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations, if any, of the Selling Holders to contribute as provided in this Section 10(d) are several in proportion to the relative value of their respective shares of Registrable Common Stock covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or Loss effected without such Person's consent (provided that such consent shall not be unreasonably withheld, delayed or conditioned).

            (e) Other Indemnification. The Company and, in connection with any registration statement filed by the Company pursuant to Section 2(a), each Holder, shall, and, in connection with any registration statement filed by the Company pursuant to Section 3(a) or 4, each Holder who has registered for sale Registrable Common Stock pursuant to such registration statement, shall, with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act, indemnify Holder Indemnitees and Company Indemnitees, respectively, against Losses, or, to the extent that indemnification shall be unavailable to a Holder Indemnitee or Company Indemnitee, contribute to the aggregate Losses of such Holder Indemnitee or Company Indemnitee in a manner similar to that specified in the preceding subsections of this Section 10 (with appropriate modifications).

            (f) Indemnification Payments. The indemnification and contribution required by this Section 10 shall be made by periodic payments of the amount thereof during the course of any investigation or defense, as and when any Loss is incurred and is due and payable.

      11.   Registration Rights to Others.

            If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, such rights shall not be in conflict with or adversely affect any of the rights provided to the Holders in, or conflict (in a manner that adversely affects Holders) with any other provisions included in, this Agreement.

      12.   Adjustments Affecting Registrable Common Stock.

            Without the written consent of Holders of a majority of the outstanding shares of Registrable Common Stock, the Company shall not effect or permit to occur any combination, subdivision or reclassification of Registrable Common Stock that would materially adversely affect the ability of the Holders to include such Registrable Common Stock in any registration of its securities under the Securities Act contemplated by this Agreement or the marketability of such Registrable Common Stock under any such registration or other offering.

      13.   Rules 144 and 144A; Public Market for Common Stock.

            (a) The Company shall take all actions necessary to enable Holders to sell Registrable Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the Commission, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed under the Exchange Act. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

            (b) The Company shall (i) take all actions necessary to permit the Common Stock to be eligible for quotation, and use commercially reasonable and lawful efforts to encourage at least two market makers to quote the Common Stock, in the NASDAQ OTC Bulletin Board Service, in each case as soon as practicable after the Effective Date; (ii) cause the Common Stock to be listed in the NASDAQ SmallCap Market as soon as practicable after the Company and the Common Stock meet the minimum financial requirements for listing in such market; and (iii) cause the Common Stock to be listed in the NASDAQ National Market or a national securities exchange as soon as practicable after the Company and the Common Stock meet the minimum financial requirements for listing in such market or such exchange.

      14.   Amendments and Waivers.

            Any provision of this Agreement may be amended, modified or waived if, but only if, the written consent to such amendment, modification or waiver has been obtained from the Company and (i) except as provided in clause (ii) below, the Holder or Holders of at least a majority of the shares of Registrable Common Stock then outstanding and held by all Holders and (ii) in the case of any amendment, modification or waiver of any provision of Section 5 or 10 or this Section 14 or any provision as to the number of requests for registration to which holders of Registrable Common Stock are entitled under Section 3 or 4, or any amendment, modification or waiver that adversely affects any right and/or obligation under this Agreement of any Holder, the written consent of each Holder so affected. In addition to the foregoing, (i) the Company may waive any of its own rights of the Company under this Agreement if, but only if, the Company consents in writing to such waiver and (ii) any Holder may waive any of its own rights under this Agreement if, but only if, such Holder consents in writing to such waiver.

      15.   Nominees for Beneficial Owners.

            In the event that any Registrable Common Stock is held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the Holder of such Registrable Common Stock for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of the number or percentage of shares of Registrable Common Stock held by any Holder or Holders contemplated by this Agreement. If the beneficial owner of any Registrable Common Stock so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Common Stock.

      16.   Assignment.

            The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Any Holder may assign to any Transferee (as permitted under applicable law) of its Registrable Common Stock its rights and obligations under this Agreement, provided that (i) such Transferee shall agree in writing with the parties hereto prior to the assignment to be bound by the terms of this Agreement as if it were an original party hereto and (ii) after giving effect to the Transfer, such Transferee would be a 10% Holder, whereupon such assignee shall for all purposes be deemed to be a Holder under this Agreement. Except as provided above or otherwise permitted by this Agreement, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Holder without the prior written consent of the other parties hereto. The Company may not assign this Agreement or any right, remedy, obligation or liability arising hereunder or by reason hereof.

      17. Calculation of Percentage or Number of Shares of Registrable Common Stock.

            For purposes of this Agreement, all references to a percentage or number of shares of Registrable Common Stock or Common Stock shall be calculated based upon the number of shares of Registrable Common Stock or Common Stock, as the case may be, outstanding at the time such calculation is made and shall exclude any Common Stock owned by the Company or any subsidiary of the Company. For the purposes of calculating any percentage or number of shares of Registrable Common Stock or Common Stock as contemplated by the previous sentence, the terms "10% Holder", "Holder" "Initiating Holder" and "Original Holder" shall include all Affiliates thereof owning any shares of Registrable Common Stock or Common Stock.

      18.   Termination of Registration Rights.

            The Company's obligations under Sections 2(a), 3(a) and 4 to register sales of Registrable Common Stock under the Securities Act shall terminate on the fifth anniversary of the Effective Date; provided, however, that if on such fifth anniversary any Holder is a 10% Holder, the Company's obligations hereunder shall continue solely with respect to such 10% Holder and shall terminate when such Holder ceases to be a 10% Holder; provided further that, if the disposition of Registered Common Stock is suspended as a result of a notice of the type described in Section 6(h), or if the Company defers any registration and/or suspends any Selling Holder's rights to make sales pursuant to Section 9(b), the Company's obligations under Sections

2(a), 3(a) and 4 to register Registrable Common Stock for sale under the Securities Act shall be extended by the total number of days of all such deferrals and suspensions. In addition, the Company's obligations under this Agreement shall cease with respect to any Person when such Person (i) ceases to be a Holder or (ii) delivers to the Company a Withdrawal Notice (as hereinafter defined) in accordance with the provisions of this Section 18. Any Holder may elect, at any time and from time to time, to cause all (but not less than all) of the Registrable Common Stock held by such Holder not to be subject to this Agreement by delivery of a written notice to the Company (a "Withdrawal Notice"). Upon receipt of a Withdrawal Notice, all such shares shall no longer be deemed to be Registrable Common Stock and such Holder shall no longer be bound by or entitled to the benefits of this Agreement; provided that (except as provided below), no Holder may deliver a Withdrawal Notice during the period commencing on the date on which the Company sends such Holder written notice of its intention to effect a registration pursuant to Sections 3 or 4 and until the earlier of (y) 90 days after the effective date of such registration or (z) the date on which the Company shall, in accordance with Sections 4 or 9, not register any securities with respect to which it had given written notice of its intention to register to such Holder. Notwithstanding any of the foregoing, (i) the Company's obligations under Sections 5 and 10, (ii) the Holders' obligations under Section 8(b) and (iii) both the Company's and the Holders' obligations under Section 7(d) with respect to any registration under either Section 2(a), 3(a) or 4 that commences prior to the termination of this Agreement shall survive in accordance with their terms.

      19.   Miscellaneous.

            (a) Further Assurances. Each of the parties hereto shall execute such documents and perform such further acts as may be reasonably required or advisable to carry out the provisions of this Agreement and the transactions contemplated hereby.

            (b) Headings. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

            (c) Conflicting Instructions. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same shares of Registrable Common Stock, the Company will act upon the basis of the instruction, notice or election received from the registered owner of such Registrable Common Stock.

            (d) Remedies. Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and each party hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            (e) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

            (f) Notices. Any notices or other communications to be given hereunder by any party to another party shall be in writing, shall be delivered personally, by telecopy, by certified or registered mail, postage prepaid, return receipt requested, or by Federal Express or other comparable delivery service, as follows:

                  (i) if to the Company, to:

                      Trico Marine Services, Inc.
                      2401 Fountainview, Suite 920
                      Houston, TX  77057
                      Attention:
                      Telecopy:

                      with a copy to

                      Vinson & Elkins L.L.P.
                      1001 Fannin, Suite 2300
                      Houston, TX  77002-6760
                      Attention: Kevin P. Lewis
                      Telecopy: (713) 615-5967

                  (ii) if to a Holder, to the address of such Holder as set forth in the signature pages hereto, or

                  (iii) to such other address as the party to whom notice is to be given may provide in a written notice to the other parties hereto, a copy of which shall be on file with the Secretary of the Company.

Notice shall be effective when delivered if given personally, when receipt is acknowledged if telecopied, three Business Days after mailing if given by registered or certified mail as described above, and one Business Day after deposit if given by Federal Express or comparable delivery service.

            (g) Governing Law. This Agreement shall be governed by and construed in accordance with, and all disputes arising under or relating to this Agreement shall be resolved in accordance with, the internal laws of the State of New York.

            (h) Severability. Notwithstanding any provision of this Agreement, neither the Company nor any other party hereto shall be required to take any action that would be in violation of any applicable Federal or state securities law. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

            (i) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        TRICO MARINE SERVICES, INC.

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        HOLDERS:

                                        [Name of Institution]

                                        By: ____________________________________
                                            Name:
                                            Title: